BlackRock ETF Trust

BlackRock Future Climate and Sustainable Economy ETF

BlackRock Future Health ETF

BlackRock Future Innovators ETF

BlackRock Future Tech ETF

BlackRock Future U.S. Themes ETF

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock U.S. Equity Factor Rotation ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

BlackRock ETF Trust II

BlackRock High Yield Muni Income Bond ETF

BlackRock Intermediate Muni Income Bond ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 4, 2022

to the Summary Prospectus and Prospectus of each Fund, as supplemented to date

Effective immediately, the Summary Prospectus and Prospectus of each Fund, as applicable, are amended as follows:

The sections of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” for BlackRock High Yield Muni Income Bond ETF and BlackRock Intermediate Muni Income Bond ETF are amended to add the following:

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the shares.

The section of the Prospectus entitled “A Further Discussion of Principal Risks” for BlackRock High Yield Muni Income Bond ETF and BlackRock Intermediate Muni Income Bond ETF and the section of the Prospectus entitled “A Further Discussion of Other Risks” for BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock Future Tech ETF, BlackRock Future U.S. Themes ETF, BlackRock U.S. Carbon Transition Readiness ETF, BlackRock U.S. Equity Factor Rotation ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF are amended to add the following:

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

Shareholders should retain this Supplement for future reference.

ALLPRO-ETF-0322SUP